                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549



                                    FORM 8-K


                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


Date of report (Date of earliest event reported):  October 23, 2000

                               Thomas Group, Inc.
             ------------------------------------------------------
             (Exact Name of Registrant as Specified in Its Charter)


                                    Delaware
                 ----------------------------------------------
                 (State or Other Jurisdiction of Incorporation)

                   0-22010                                                72-0843540
                   -------                                                ----------
          (Commission File Number)                          (I.R.S. Employer Identification No.)

       5221 N. O'Connor Blvd., Suite 500
                 Irving, Texas                                               75039
       ----------------------------------                                    -----
(Address of Principal Executive Offices)                                   (Zip Code)

                                 (972) 869-3400
                                 --------------
              (Registrant's Telephone Number, Including Area Code)

                                       N/A
                                       ---
          (Former Name or Former Address, if Changed Since Last Report)



                     The Index to Exhibits is on Page 4 of 5

ITEM 9.  REGULATION FD DISCLOSURE.

Reference Exhibit A.

                               SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        Thomas Group, Inc.
                                        --------------------------------
                                        (Registrant)



Date:  October 23, 2000             By:  /s/ J. THOMAS WILLIAMS
                                        -------------------------------
                                        J. Thomas Williams,
                                        President & Chief Executive Officer

                                INDEX TO EXHIBITS

    Exhibit Number                           Description                             Sequential Page Number
    --------------                           -----------                             ----------------------
           A             Press release dated October 23, 2000                                   5